                               CUSTODIAN AGREEMENT

         THIS AGREEMENT, dated as of July 1, 2001 between each of the open-end management investment companies listed on Appendix A hereto each a Fund (as amended from time to time) severally and not jointly, (each a FUND), and BROWN
BROTHERS HARRIMAN & CO., a limited partnership formed under the laws of the
State of New York (BBH&CO. or the CUSTODIAN). Each Fund is organized under either the laws of the State of Delaware or the Commonwealth of Massachusetts
and registered with the Commission under the 1940 Act, as amended.

                              W I T N E S S E T H:

         WHEREAS, the Fund wishes to employ BBH&Co. to act as custodian for the
Fund and to provide related services, all as provided herein, and BBH&Co. is willing to accept such employment, subject to the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Fund and BBH&Co. hereby agree, as follows:

1. APPOINTMENT OF CUSTODIAN. The Fund hereby appoints and employs BBH&Co. as the
Fund's custodian for the term and subject to the conditions of this Agreement, including the related 17f-5 Delegation Schedule, and BBH&Co. hereby accepts such appointment. All Investments of the Fund delivered to the Custodian or its agents or Subcustodians shall be dealt with as provided in this Agreement. The duties of the Custodian with respect to the Fund's Investments shall be only as set forth expressly in this Agreement which duties are generally comprised of safekeeping and various administrative duties that will be performed in accordance with Instructions and as reasonably required to effect Instructions.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE FUND. The Fund hereby represents,  warrants  and covenants each of the following:

                                       1

                  2.1 This Agreement has been, and at the time of delivery of each Instruction such Instruction will have been, duly authorized, executed and delivered by the Fund. This Agreement does not conflict with or constitute a default under the Fund's prospectus, Certificate of Trust and By-Laws, or any other agreement, judgment, order or decree to which the Fund is a party or by which it is bound.

                  2.2 The Fund shall safeguard and shall be responsible for the safekeeping of any testkeys, identification codes, passwords, other security devices or statements of account with which the Custodian provides it. In furtherance and not in limitation of the foregoing, in the event the Fund utilizes any on-line service offered by the
         Custodian, the Fund shall be fully responsible for the security of its connecting terminal, access thereto and the proper and authorized use thereof and the initiation and application of continuing effective safeguards in respect thereof. Additionally, unless otherwise agreed in connection with the provision of such (service) (software) if the Fund uses any on-line or similar communications service made available by the Custodian, the Fund shall be responsible for ensuring the security of its access to the service and for its use of the service, and shall only attempt to access the service and the Custodian's computer systems as directed by the Custodian. Unless otherwise agreed in connection with the provision of such (service) (software). If the Custodian provides any computer software to the Fund relating to the services described in this Agreement, the Fund will only use the software for the purposes for which the Custodian provided the software to the Fund, and will abide by the license agreement accompanying the software and any other security policies which the Custodian provides to the Fund.

3. REPRESENTATION AND WARRANTY OF BBH&CO. BBH&Co. hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by
BBH&Co. and does not and will not violate any Applicable Law or conflict with or constitute a default under BBH&Co.'s limited partnership agreement or any agreement, instrument, judgment, order or decree to which BBH&Co. is a party or by which it is bound.

4. INSTRUCTIONS. Unless otherwise explicitly indicated herein, the Custodian shall perform its duties pursuant to Instructions. As used herein, the term
INSTRUCTION shall mean a directive initiated by the Fund, acting directly or through its board of trustees, officers or other Authorized Persons, which directive shall conform to the requirements of this Section 4.

         4.1 AUTHORIZED PERSONS. For purposes hereof, an AUTHORIZED PERSON shall be a person or entity authorized to give Instructions for or on behalf of the
Fund by written notices to the Custodian or otherwise in accordance with procedures delivered to and acknowledged by the Custodian. Such Authorized
Persons may be identified by the Board of Trustees of the Fund by name, title or positions, may include officers of the Fund authorized by the Board of Trustees to name additional Authorized Persons and may include officers or employees of the Fund's investment adviser or its affiliates. The Custodian may treat any
Authorized Person as having full authority of the Fund to issue Instructions hereunder unless the notice of authorization contains explicit limitations as to said authority. The Custodian may not

                                       2

treat any Instruction from an Authorized Person directing the delivery of securities or payment to such Authorized Person to be valid for purposes of this
Agreement. The Custodian shall be entitled to rely upon the authority of
Authorized Persons until it receives appropriate written notice from the Fund to the contrary.

         4.2 FORM OF INSTRUCTION. Each Instruction shall be transmitted by such secured or authenticated electro-mechanical means as the Custodian shall make available to the Fund from time to time unless the Fund shall elect to transmit such Instruction in accordance with Subsections 4.2.1 through 4.2.3 of this
Section.
                  4.2.1 FUND DESIGNATED SECURED-TRANSMISSION METHOD.
         Instructions may be transmitted through a secured or tested electro-mechanical means identified by the Fund or by an Authorized
         Person entitled to give Instruction and acknowledged and accepted by the Custodian; it being understood that such acknowledgment shall authorize the Custodian to receive and process such means of delivery but shall not represent a judgment by the Custodian as to the reasonableness or security of the method determined by the Authorized
         Person.

                  4.2.2 WRITTEN INSTRUCTIONS. Instructions may be transmitted in a writing that bears the manual signature or initials of Authorized
         Persons.

                  4.2.3 OTHER FORMS OF INSTRUCTION. Instructions may also be transmitted by another means determined by the Fund or Authorized
         Persons and acknowledged and accepted by the Custodian (subject to the same limits as to acknowledgements as is contained in Subsection 4.2.1, above) including Instructions given orally or by SWIFT, telex or telefax (whether tested or untested).

         When an Instruction is given by means established under Subsections
4.2.1 through 4.2.3, it shall be the responsibility of the Custodian to use reasonable care to adhere to any security or other procedures established in writing between the Custodian and the Authorized Person (and such other procedures as are customarily adhered to by custodians to protect client assets)
with respect to such means of Instruction, but such Authorized Person shall be solely responsible for determining that the particular means chosen is reasonable under the circumstances. Telephonic or oral instructions shall be considered proper Instructions if the Custodian reasonably believes them to have been given by an Authorized Person. Telephonic or oral instructions shall be confirmed by methods established in accordance with Section 4.2.1. With respect to telefax instructions, the parties agree and acknowledge that receipt of legible instructions cannot be assured, that the Custodian cannot verify that authorized signatures on telefax instructions are original or properly affixed, and that the Custodian shall not be liable for losses or expenses incurred through actions taken in reliance on inaccurately stated, illegible or unauthorized telefax instructions; provided that if the Custodian receives
Instructions that it determines to be illegible, the Custodian shall promptly seek confirmation of such Instructions from the Authorized Person sending such
Instruction. The provisions of Section 4A of the Uniform Commercial Code shall apply to Funds Transfers performed in accordance with Instructions. The Funds
Transfer Services Schedule to this Agreement shall comprise a designation of form of a means of delivering Instructions selected by the Custodian for purposes of this Section 4.2.

                                       3

         4.3 COMPLETENESS AND CONTENTS OF INSTRUCTIONS. The Authorized Person
shall be responsible for assuring the adequacy and accuracy of Instructions.
Particularly, upon any acquisition or disposition or other dealing in the Fund's
Investments and upon any delivery and transfer of any Investment or monies, the person initiating such Instruction shall give the Custodian an Instruction with appropriate detail, including, without limitation:

                  4.3.1  The transaction date and the date and location of
         settlement;

                  4.3.2  The specification of the type of transaction;

                  4.3.3 A description of the Investments or monies in question, including, as appropriate, quantity, price per unit, amount of money to be received or delivered and currency information; and

                  4.3.4 The name of the broker or similar entity concerned with execution of the transaction.

         If the Custodian shall determine that an Instruction is either unclear or incomplete, the Custodian shall give prompt notice of such determination to the Fund, and the Fund shall thereupon amend or otherwise reform such
Instruction.

         4.4 TIMELINESS OF INSTRUCTIONS. In giving an Instruction, the Fund shall take into consideration delays which may occur due to the involvement of a
Subcustodian or agent, differences in time zones, and other factors particular to a given market, exchange or issuer. When the Custodian has established specific timing requirements or deadlines with respect to particular classes of
Instructions and adequate notice thereof has been provided to the Fund, or when an Instruction is received by the Custodian at such a time that it could not reasonably be expected to have acted on such Instruction due to time zone differences or other factors beyond its reasonable control, the Custodian shall not be responsible for any increased risk or failure to timely complete any settlement to the extent that such risk arises out of such delay.

5. SAFEKEEPING OF FUND ASSETS. The Custodian shall hold Investments delivered to it or Subcustodians for the Fund in accordance with the provisions of this
Section. The Custodian shall not be responsible for the safekeeping of
Investments not delivered or that are not caused to be issued to it or its
Subcustodians or pre-existing faults or defects in Investments that are delivered to the Custodian, or its Subcustodians. The Custodian is hereby authorized to hold with itself or a Subcustodian, and to record in one or more accounts, all Investments delivered to and accepted by the Custodian, any
Subcustodian or their respective agents pursuant to an Instruction or in consequence of any corporate

                                       4

action. The Custodian shall hold Investments for the account of the Fund and shall segregate Investments from assets belonging to the Custodian and shall cause its Subcustodians to segregate Investments from assets belonging to the
Subcustodian in an account held for the Fund or in an account maintained by the
Subcustodian generally for non-proprietary assets of the Custodian.

         5.1 USE OF SECURITIES DEPOSITORIES. The Custodian may deposit and maintain Investments in any Securities Depository, either directly or through one or more Subcustodians appointed by the Custodian. Investments held in a
Securities Depository shall be held (a) subject to the agreement, rules, statement of terms and conditions or other document or conditions effective between the Securities Depository and the Custodian or the Subcustodian, as the
case may be, and (b) in an account for the Fund or in bulk segregation in an account maintained for the non-proprietary assets of the entity holding such
Investments in the Securities Depository. If the rules and regulations of the
Securities Depository prevent the Custodian, the Subcustodian or (any agent of either) from holding its clients' assets in such a separate account, the
Custodian, the Subcustodian or other agent shall as appropriate segregate such
Investments for benefit of the Fund or for benefit of clients of the Custodian generally on its own books.

         5.2 CERTIFICATED ASSETS. Investments which are certificated may be held in registered or bearer form: (a) in the Custodian's vault; (b) in the vault of a Subcustodian or agent of the Custodian or a Subcustodian; or (c) in an account maintained by the Custodian, Subcustodian or agent at a Securities Depository;
all in accordance with customary market practice in the jurisdiction in which any Investments are held provided that Securities are held in the name of the
Fund or in an account of the Custodian containing only the assets of the Fund or only assets held as fiduciary or custodian for customers..

         5.3 REGISTERED ASSETS. Investments which are registered may be registered in the name of the Custodian, a Subcustodian, or in the name of the
Fund or a nominee for any of the foregoing, and may be held in any manner set forth in paragraph 5.2 above with or without any identification of fiduciary capacity in such registration.

         5.4 BOOK ENTRY ASSETS. Investments which are represented by book-entry may be so held in an account maintained by the Book-entry Agent on behalf of the
Custodian, a Subcustodian or another agent of the Custodian, or a Securities
Depository.

         5.5 REPLACEMENT OF LOST INVESTMENTS. In the event of a loss of
Investments for which the Custodian is responsible under the terms of this
Agreement, the Custodian shall replace such Investment, or in the event that such replacement cannot be effected, the Custodian shall pay to the Fund the fair market value of such Investment based on

                                       5

the last available price as of the close of business in the relevant market on the date that a claim was first made to the Custodian with respect to such loss, or, if less, such other amount as shall be agreed by the parties as the date for settlement.

6. ADMINISTRATIVE DUTIES OF THE CUSTODIAN. The Custodian shall perform the following  administrative duties with respect to Investments of the Fund.

         6.1 PURCHASE OF INVESTMENTS. Pursuant to Instruction, Investments
purchased for the account of the Fund shall be paid for (a) against delivery thereof to the Custodian or a Subcustodian, as the case may be, either directly or through a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing Corporation), or (b)
otherwise in accordance with an Instruction or Applicable Law. However, (i) in the case of repurchase agreements entered into by the Fund, the Custodian may release funds to a securities system or to a Subcustodian prior to the receipt of advice from the securities system or Subcustodian that the securities underlying such repurchase agreement have been transferred by book entry into the Account of the Custodian maintained with such securities system or
Subcustodian, so long as such payment instructions to the securities system or
Subcustodian include a requirement that delivery is only against payment for securities, (ii) in the case of foreign exchange contracts, options, time deposits, call account deposits, currency deposits, and other deposits, contracts or options, the Custodian may make payment therefor without receiving an instrument evidencing said deposit, contract or option so long as such payment instructions detail specific securities to be acquired, and (iii) in the case of securities for which payment for the security and receipt of the instrument evidencing the security are under generally accepted trade practice or the terms of the instrument representing the security expected to take place in different locations or through separate parties, the Custodian may make payment for such securities prior to delivery thereof in accordance with such generally accepted trade practice or the terms of the instrument representing such security.

         6.2 SALE OF INVESTMENTS. Pursuant to Instruction, Investments sold for the account of the Fund shall be delivered (a) against payment therefor in cash, by certified check, bank cashiers check, bank credit or by bank wire transfer,
(b) by credit to the account of the Custodian or the applicable Subcustodian, as the case may be, with a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing
Corporation), or (c) otherwise in accordance with an Instruction, Applicable Law or the terms of the instrument representing such Investment; provided, however, that (i) in the case of delivery of physical certificates or

                                       6

instruments representing securities, the Custodian may make delivery to the broker buying the securities, against receipt therefor, for examination in accordance with "street delivery" custom, provided that the payment therefor is to be made to the Custodian (which payment may be made by a broker's check) or that such securities are to be returned to the Custodian, and (ii) in the case of securities referred to in the last sentence of Section 6.1, the Custodian may make settlement, including with respect to the form of payment, in accordance with generally accepted trade practice relating to such securities or the terms of the instrument representing said security.

         6.3 DELIVERY AND RECEIPT IN CONNECTION WITH BORROWINGS OF THE FUND OR
OTHER COLLATERAL AND MARGIN REQUIREMENTS. Pursuant to Instruction, the Custodian
may deliver or receive Investments or cash of the Fund in connection with borrowings or loans by the Fund and other collateral and margin requirements.

         6.4 FUTURES AND OPTIONS. If, pursuant to an Instruction, the Custodian shall become a party to an agreement with the Fund and a futures commission merchant regarding margin accounts (TRI-PARTY AGREEMENT), the Custodian shall
(a) receive and retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the purchase or sale by the Fund of exchange-traded futures contracts and commodity options, (b) when required by such Tri-Party Agreement, deposit and maintain in an account opened pursuant to such Agreement (MARGIN ACCOUNT), segregated either physically or by book-entry in a Securities Depository for the benefit of any futures commission merchant, such Investments as the Fund shall have designated as initial, maintenance or variation "margin" deposits or other collateral intended to secure the Fund's performance of its obligations under the terms of any exchange-traded futures contracts and commodity options; and (c) thereafter pay, release or transfer
Investments into or out of the margin account in accordance with the provisions of such Agreement. Alternatively, the Custodian may deliver Investments, in accordance with an Instruction, to a futures commission merchant for purposes of margin requirements in accordance with Rule 17f-6. The Custodian shall in no event be responsible for the acts and omissions of any futures commission merchant to whom Investments are delivered pursuant to this Section; for the sufficiency of Investments held in any Margin Account; or, for the performance of any terms of any exchange-traded futures contracts and commodity options.

         6.5 CONTRACTUAL OBLIGATIONS AND SIMILAR INVESTMENTS. From time to time, the Fund's Investments may include Investments that are not ownership interests as may be represented by certificate (whether registered or bearer), by entry in a Securities Depository or by book entry agent, registrar or similar agent for recording ownership interests in the relevant Investment. If the Fund shall at any time acquire such Investments, including without limitation deposit obligations, loan participations, repurchase agreements and derivative arrangements, the Custodian shall (a) receive and

                                       7

retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the arrangement; and (b) perform on the Fund's account in accordance with the terms of the applicable arrangement, but only to the extent directed to do so by Instruction. The Custodian shall have no responsibility for agreements running to the Fund as to which it is not a party other than to retain, to the extent the same are provided to the Custodian, documents or copies of documents evidencing the arrangement and, in accordance with Instruction, to include such arrangements in reports made to the Fund.

         6.6  EXCHANGE OF SECURITIES. Unless otherwise directed by Instruction, the Custodian shall: after prior notice of such action to the Fund: (a) exchange securities held for the account of the Fund for other securities in connection with any reorganization, recapitalization, conversion, split-up, change of par value of shares or similar event: and (b) deposit any such securities in accordance with the terms of any reorganization or protective plan.

         6.7 SURRENDER OF SECURITIES. Unless otherwise directed by Instruction, the Custodian may surrender securities after prior notice of such action to the
Fund: (a) in temporary form for definitive securities; (b) for transfer into the name of an entity allowable under Section 5.3; and (c) for a different number of certificates or instruments representing the same number of shares or the same principal amount of indebtedness.

         6.8 RIGHTS, WARRANTS, ETC. Pursuant to Instruction, the Custodian shall
(a) deliver warrants, puts, calls, rights or similar securities to the issuer or trustee thereof, or to any agent of such issuer or trustee, for purposes of exercising such rights or selling such securities, and (b) deposit securities in response to any invitation for the tender thereof.

         6.9 MANDATORY CORPORATE ACTIONS. Unless otherwise directed by
Instruction, the Custodian shall after prior notice of such action to the
Fund: (a) comply with the terms of all mandatory or compulsory exchanges, calls, tenders, redemptions or similar rights of securities ownership affecting securities held on the Fund's account and promptly notify the Fund of such action; and (b) collect all stock dividends, rights and other items of like nature with respect to such securities.

         6.10 INCOME COLLECTION. Unless otherwise directed by Instruction, the
Custodian shall collect any amount due and payable to the Fund with respect to
Investments and promptly credit the amount collected to a Principal or Agency
Account; provided, however, that the Custodian shall not be responsible for:
(a) the collection of amounts due and payable with respect to Investments that are in default; or (b) the collection of cash or share entitlements with respect to Investments that are not registered in the name of the Custodian or its Subcustodians. The Custodian is hereby authorized to endorse and deliver any instrument required to be so endorsed and delivered to effect collection of any amount due and payable to the Fund with respect to Investments.

                                       8

         6.11 OWNERSHIP CERTIFICATES AND DISCLOSURE OF THE FUND'S INTEREST. The
Custodian is hereby authorized to execute on behalf of the Fund ownership certificates, affidavits or other disclosure required under Applicable Law or established market practice in connection with the receipt of income, capital gains or other payments by the Fund with respect to Investments, or in connection with the sale, purchase or ownership of Investments.

         With respect to securities issued in the United States of America, the
         Custodian [ ] may [ ] may not release the identity of the Fund to an issuer which requests such information pursuant to the Shareholder
         Communications Act of 1985 for the specific purpose of direct communications between such issuer and the Fund. IF NO BOX IS CHECKED,
         THE CUSTODIAN SHALL RELEASE SUCH INFORMATION UNTIL IT RECEIVES CONTRARY
         INSTRUCTIONS FROM THE FUND. With respect to securities issued outside of the United States of America, information shall be released in accordance with law or custom of the particular country in which such security is located.

         6.12 PROXY MATERIALS. The Custodian shall deliver, or cause to be delivered, to the Fund proxy forms, notices of meeting, and any other notices or announcements affecting or relating to Investments received by the Custodian or any nominee. Unless authorized to do so by Instructions or proxy, neither the
Custodian nor any Subcustodian shall vote any securities held for the Fund pursuant to this Agreement.

         6.13. TAXES. The Custodian shall, where applicable, assist the Fund in the reclamation of taxes withheld on dividends and interest payments received by the Fund. In the performance of its duties with respect to tax withholding and reclamation, the Custodian shall be entitled to rely on the advice of counsel and upon information and advice regarding the Fund's tax status that is received from or on behalf of the Fund without duty of separate inquiry.

         6.14. USE OF SEGREGATED ACCOUNTS. Upon receipt of Instructions, the
Custodian shall establish and maintain on its books a segregated account or accounts on behalf of the Fund into which account or accounts may be transferred cash and/or securities of the Fund (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the
Securities Exchange Act of 1934 and a member of the National Association of
Securities Dealers, Inc. (or any futures commission merchant registered under the Commodity Exchange Act) relating to compliance with the rules of the Options
Clearing Corporation and of any registered national securities exchange (or the
Commodity Futures Trading Commission or any registered contract market), or any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund,
(iii) for the purposes of compliance by the Fund with the procedures required by
Investment Company Act and (iv) as mutually agreed from time to time between the
Fund and the Custodian.

         6.15 OTHER DEALINGS. The Custodian shall otherwise act as directed by
Instruction, including without

                                       9

limitation effecting the free payments of moneys or the free delivery of securities, provided that such Instruction shall indicate the purpose of such payment or delivery and that the Custodian shall record the party to whom such payment or delivery is made.

         The Custodian shall attend to all nondiscretionary details in connection with the sale, exchange, substitution, transfer or purchase or other administration of Investments, except as otherwise directed by an Instruction.

         In fulfilling the duties set forth in Sections 6.6 through 6.10 above, the Custodian shall promptly provide to the Fund all information pertaining to a corporate action which the Custodian actually receives; provided that the
Custodian shall not be responsible for the completeness or accuracy of any information it receives. Any advance credit of cash or shares expected to be received as a result of any corporate action shall be subject to actual collection and may, when the Custodian deems collection unlikely, be reversed by the Custodian.

         The Custodian may at any time or times in its discretion appoint (and may at any time remove) agents (other than Subcustodians) to carry out some or all of the administrative provisions of this Agreement (AGENTS), provided, however, that the appointment of such agent shall not relieve the Custodian of its administrative obligations under this Agreement.

7. CASH ACCOUNTS, DEPOSITS AND MONEY MOVEMENTS. Subject to the terms and conditions set forth in this Section 7, the Fund hereby authorizes the Custodian to open and maintain, with itself or with Subcustodians, cash accounts in United
States Dollars, in such other currencies as are the currencies of the countries in which the Fund maintains Investments or in such other currencies as the Fund shall from time to time request by Instruction.

         7.1 TYPES OF CASH ACCOUNTS. Cash accounts opened on the books of the
Custodian (PRINCIPAL ACCOUNTS) shall be opened in the name of the Fund. Such accounts collectively shall be a deposit obligation of the Custodian and shall be subject to the terms of this Section 7 and the general liability provisions contained in Section 9. Cash accounts opened on the books of a Subcustodian may be opened in the name of the Fund or the Custodian or in the name of the
Custodian for its customers generally (AGENCY ACCOUNTS). Such deposits shall be obligations of the Subcustodian and shall be treated as an Investment of the
Fund. Accordingly, the responsibility of the Custodian with respect to cash accounts shall be the same as and no greater than other Investments.
Accordingly, the Custodian shall not be liable for

                                       10

their repayment in the event such Subcustodian, by reason of its bankruptcy, insolvency or otherwise, fails to make repayment.

         7.2 PAYMENTS AND CREDITS WITH RESPECT TO THE CASH ACCOUNTS. The
Custodian shall make payments from or deposits to any of said accounts in the course of carrying out its administrative duties, including but not limited to income collection with respect to the Fund's Investments, and otherwise in accordance with Instructions. The Custodian and its Subcustodians shall be required to credit amounts to the cash accounts only when moneys are actually received in cleared funds in accordance with banking practice in the country and currency of deposit. Any credit made to any Principal or Agency Account before actual receipt of cleared funds shall be provisional and may be reversed by the
Custodian in the event such payment is not actually collected. Unless otherwise specifically agreed in writing by the Custodian or any Subcustodian, all deposits shall be payable only at the branch of the Custodian or Subcustodian where the deposit is made or carried.

         7.3 CURRENCY AND RELATED RISKS. The Fund bears risks of holding or transacting in any currency. The Custodian shall not be liable for any loss or damage arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, which may delay or affect the transferability, convertibility or availability of any currency in the country
(a) in which such Principal or Agency Accounts are maintained or (b) in which such currency is issued, and in no event shall the Custodian be obligated to make payment of a deposit denominated in a currency during the period during which its transferability, convertibility or availability has been affected by any such law, regulation or event. Without limiting the generality of the foregoing, neither the Custodian nor any Subcustodian shall be required to repay any deposit made at a foreign branch of either the Custodian or Subcustodian if such branch cannot repay the deposit due to a cause for which the Custodian would not be responsible in accordance with the terms of Section 9 of this
Agreement unless the Custodian or such Subcustodian expressly agrees in writing to repay the deposit under such circumstances. All currency transactions in any account opened pursuant to this Agreement are subject to exchange control regulations of the United States and of the country where such currency is the lawful currency or where the account is maintained. Any taxes, costs, charges or fees imposed on the convertibility of a currency held by the Fund shall be for the account of the Fund.

         7.4 FOREIGN EXCHANGE TRANSACTIONS. The Custodian shall, subject to the terms of this Section, settle foreign exchange transactions (including contracts, futures, options and options on futures) on behalf and for the account of the Fund with such currency brokers or banking institutions, including Subcustodians, as the Fund may direct pursuant to Instructions. The
Custodian may act as principal in any foreign exchange transaction with the Fund in accordance with

                                       11

Section 7.4.2 of this Agreement. The obligations of the
Custodian in respect of all foreign exchange transactions (whether or not the
Custodian shall act as principal in such transaction) shall be contingent on the free, unencumbered transferability of the currency transacted on the actual settlement date of the transaction.

                           7.4.1 THIRD PARTY FOREIGN EXCHANGE TRANSACTIONS. The
                  Custodian shall process foreign exchange transactions
                  (including without limitation contracts, futures, options, and options on futures), where any third party acts as principal counterparty to the Fund on the same basis it performs duties as agent for the Fund with respect to any other of the Fund's
                  Investments. Accordingly the Custodian shall only be
                  responsible for delivering or receiving currency on behalf of the Fund in respect of such contracts pursuant to
                  Instructions. The Custodian shall not be responsible for the failure of any counterparty (including any Subcustodian) in such agency transaction to perform its obligations thereunder.
                  The Custodian (a) shall transmit cash and Instructions to and from the currency broker or banking institution with which a foreign exchange contract or option has been executed pursuant hereto, (b) may make free outgoing payments of cash in the form of U.S. Dollars or foreign currency without receiving confirmation of a foreign exchange contract or option or
                  confirmation that the countervalue currency completing the foreign exchange contract has been delivered or received or that the option has been delivered or received, and (c) shall hold all confirmations, certificates and other documents and agreements received by the Custodian and evidencing or
                  relating to such foreign exchange transactions in safekeeping.
                  Subject to the Custodian's Standard of Care under this
                  Agreement, the Fund accepts full responsibility for its use of third-party foreign exchange dealers and for execution of said foreign exchange contracts and options and understands that the Fund shall be responsible for any and all costs and
                  interest charges which may be incurred by the Fund or the
                  Custodian as a result of the failure or delay of third parties to deliver foreign exchange.

                           7.4.2 FOREIGN EXCHANGE WITH THE CUSTODIAN AS
                  PRINCIPAL. The Custodian may undertake foreign exchange
                  transactions with the Fund as principal as the Custodian and the Fund may agree from time to time. In such event, the
                  foreign exchange transaction will be performed in accordance with the particular agreement of the parties, or in the event a principal foreign exchange transaction is initiated by
                  Instruction in the absence of specific agreement, such
                  transaction will be performed in accordance with the usual commercial terms of the Custodian.

         7.5 DELAYS. If no event of Force Majeure shall have occurred and be continuing and in the event that a delay shall have been caused by the negligence or willful misconduct of the Custodian in carrying out an Instruction to credit or transfer cash, the Custodian, without limiting the Custodian's obligations under Section 9. shall be liable to the Fund: (a) with respect to
Principal Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Custodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected; and, (b) with respect to Agency
Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Subcustodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected. The Custodian shall not be liable for delays in carrying out such Instructions to transfer cash which are not due to the Custodian's own negligence or willful misconduct.

                                       12

         7.6 ADVANCES. If, for any reason in the conduct of its safekeeping duties pursuant to Section 5 hereof or its administration of the Fund's assets pursuant to Section 6 hereof, the Custodian or any Subcustodian advances monies to facilitate settlement or otherwise for the benefit of the Fund (whether or not any Principal or Agency Account shall be overdrawn either during, or at the end of, any Business Day), (collectively, an "Advance"), then in such event any
Investment at any time held for the account of the Fund by the Custodian or a
Subcustodian shall be security for such Advance and if the Fund shall fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of the Fund's Investments to the extent necessary to obtain reimbursement.

         Neither the Custodian nor any Subcustodian shall be obligated to advance monies to the Fund, and in the event that such Advance occurs, any transaction giving rise to an Advance shall be for the account and risk of the
Fund and shall not be deemed to be a transaction undertaken by the Custodian for its own account and risk. If such Advance shall have been made by a Subcustodian or any other person, the Custodian may assign any rights granted or arising to the Custodian hereunder to such Subcustodian or other person. The Custodian may assign any rights it has hereunder to a Subcustodian or third party.

         7.7 INTEGRATED ACCOUNT. For purposes hereof, deposits maintained in all
Principal Accounts (whether or not denominated in Dollars) of each series of the
Fund shall collectively constitute a single and indivisible current account with respect to the series' obligations to the Custodian, or its assignee, and balances in such Principal Accounts shall be available for satisfaction of the series' obligations under this Section 7.

8. SUBCUSTODIANS AND SECURITIES DEPOSITORIES. Subject to the provisions hereinafter set forth in this Section 8, the Fund hereby authorizes the
Custodian to utilize Securities Depositories to act on behalf of the Fund and to appoint from time to time and to utilize Subcustodians. With respect to securities and funds held by a Subcustodian, either directly or indirectly
(including by a Securities Depository or Clearing Corporation), notwithstanding any provisions of this Agreement to the contrary, payment for securities purchased and delivery of securities sold may be made prior to receipt of securities or payment, respectively, and securities or payment may be received in a form, in accordance with

                                       13

(a) governmental regulations, (b) rules of Securities Depositories and clearing agencies, (c) generally accepted trade practice in the applicable local market, (d) the terms and characteristics of the particular Investment, or (e)
the terms of Instructions.

         8.1 DOMESTIC SUBCUSTODIANS AND SECURITIES DEPOSITORIES. The Custodian
may deposit and/or maintain, either directly or through one or more agents appointed by the Custodian, Investments of the Fund in any Securities Depository
in the United States, including The Depository Trust Company, provided such
Depository meets applicable requirements of the Federal Reserve Bank or of the
Securities and Exchange Commission. The Custodian may, at any time and from time to time, appoint any bank as defined in Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the Fund as a Subcustodian for purposes of holding Investments of the Fund in the United States.

         8.2 FOREIGN SUBCUSTODIANS AND SECURITIES DEPOSITORIES. Unless
instructed otherwise by the Fund, the Custodian may deposit and/or maintain
non-U.S. Investments of the Fund in any non-U.S. Securities Depository provided such Securities Depository meets the requirements of an "eligible securities depository" under Rule 17f-7 promulgated under the 1940 Act, or any successor rule or regulation ("Rule 17f-7") or which by order of the Securities and
Exchange Commission is exempted therefrom. Prior to the time that securities are placed with such depository, but subject to the provisions of Section 8.2.4 below, the Custodian shall have prepared an assessment of the custody risks associated with maintaining assets with the Securities Depository and shall have established a system to monitor such risks on a continuing basis in accordance with Subsection 8.2.3 of this Section and Rule 17f-7. Additionally, the
Custodian may, at any time and from time to time, appoint (a) any bank, trust company or other entity meeting the requirements of an "eligible foreign custodian" under Rule 17f-5 or which by order of the Securities and Exchange
Commission is exempted therefrom, or (b) any bank as defined in Section 2(a)(5)
of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the
Fund as a Subcustodian for purposes of holding Investments of the Fund outside the United States. Such appointment of foreign Subcustodians shall be subject to approval of the Fund or the Foreign Custody Manager in accordance with
Subsections 8.2.1 and 8.2.2 hereof, and use of non-U.S. Securities Depositories shall be subject to the terms of Subsections 8.2.3 and 8.2.4 hereof. An
Instruction to open an account in a given country shall comprise authorization of the Custodian to hold assets in such country in accordance with the terms of this Agreement. The Custodian shall not be required to make independent inquiry as to the authorization of the Fund to invest in such country.

                                       14

                           8.2.1 BOARD APPROVAL OF FOREIGN SUBCUSTODIANS. Unless
                  and except to the extent that the Board has delegated to and the Custodian has accepted delegation of review of certain matters concerning the appointment of Subcustodians pursuant to Subsection 8.2.2, the Custodian shall, prior to the
                  appointment of any Subcustodian for purposes of holding
                  Investments of the Fund outside the United States, obtain
                  written confirmation of the approval of the Board of Trustees of the Fund with respect to (a) the identity of a
                  Subcustodian, and (b) the Subcustodian agreement which shall govern such appointment, such approval to be signed by an
                  Authorized Person.

                           8.2.2 DELEGATION OF BOARD REVIEW OF SUBCUSTODIANS.
                  From time to time, the Custodian may agree to perform certain reviews of Subcustodians and of Subcustodian Contracts as
                  delegate of the Fund's Board. In such event, the Custodian's duties and obligations with respect to this delegated review will be performed in accordance with the terms of the attached
                  17f-5 Delegation Schedule to this Agreement.

                           8.2.3 MONITORING AND RISK ASSESSMENT OF SECURITIES
                  DEPOSITORIES. Prior to the placement of any assets of the Fund with a non-U.S. Securities Depository, the Custodian: (a)
                  shall provide to the Fund or its authorized representative an assessment of the custody risks associated with maintaining assets within such Securities Depository; and (b) shall have established a system to monitor the custody risks associated with maintaining assets with such Securities Depository on a continuing basis and to promptly notify the Fund or its
                  Investment Adviser of any material changes in such risk. In performing its duties under this subsection, the Custodian shall use reasonable care and may rely on such reasonable
                  sources of information. It is acknowledged that information procured through some sources may not be independently
                  verifiable by the Custodian and that direct access to
                  Securities Depositories is limited under most circumstances.
                  Accordingly, the Custodian shall not be responsible for errors or omissions in its duties hereunder provided that it has
                  performed its monitoring and assessment duties with reasonable care, prudence and diligence. The risk assessment shall be provided to the Fund or its Investment Adviser by such means as the Custodian shall reasonably establish. Advices of
                  material change in such assessment may be provided by the
                  Custodian in the manner established as customary between the
                  Fund and the Custodian for transmission of material market information.

                    8.3 RESPONSIBILITY FOR SUBCUSTODIANS. The Custodian shall be liable to the Fund for any loss or damage to the Fund caused by or resulting from the acts or omissions of any Subcustodian to the extent that under the terms set forth in the subcustodian agreement between the Custodian and the
Subcustodian, the Subcustodian has failed to perform in accordance with the standard of conduct imposed under such subcustodian agreement as determined in accordance with the law which is adjudicated to govern such agreement and in accordance with any determination of any court as to the duties of said
Subcustodian pursuant to said agreement. The Custodian shall also be liable to the Fund for its own negligence in connection with the delivery of any securities or funds held by it to any Subcustodian.

         8.4 NEW COUNTRIES. The Fund shall be responsible for informing the
Custodian sufficiently in advance of a

                                       15

proposed investment which is to be held in a country in which no
Subcustodian is authorized to act in order that the Custodian shall, if it deems appropriate to do so, have sufficient time to establish a subcustodial arrangement in accordance herewith. In the event, however, the Custodian is unable to establish such arrangements prior to the time such investment is to be acquired, the Custodian is authorized to designate at its discretion a local safekeeping agent, and the use of such local safekeeping agent shall be at the sole risk of the Fund, and accordingly the Custodian shall be responsible to the
Fund for the actions of such agent if and only to the extent the Custodian shall have recovered from such agent for any damages caused the Fund by such agent.
The Custodian shall provide the Fund prompt notice if it receives Instruction with respect to a security to be settled in a country for which a Subcustodian has not been appointed or if the Custodian has appointed such an agent and at the request of the Fund, the Custodian agrees to remove any security held on behalf of the Fund by such an agent to a Subcustodian. Under such circumstances, the Custodian shall collect income and respond to corporate developments on a best efforts basis.

9. RESPONSIBILITY OF THE CUSTODIAN. In performing its duties and obligations hereunder, the Custodian shall use reasonable care, prudence and diligence in carrying out the provisions of this Agreement, provided that the Custodian shall not be required to take any action that would be in contravention of Applicable
Law. Subject to the specific provisions of this Section, the Custodian shall be liable for any direct damage or expense incurred by the Fund in consequence of the Custodian's negligence, bad faith or willful misconduct. In no event shall the Custodian be liable hereunder for any special or punitive damages or for losses attributable to the diminution in the enterprise value of the Fund or damage to reputation arising out of, pursuant to or in connection with this
Agreement even if the Custodian has been advised of the possibility of such damages. It is agreed that the Custodian shall have no duty to assess the risks inherent in the Fund's Investments or to provide investment advice with respect to such Investments and that the Fund as principal shall bear any risks attendant to particular Investments such as failure of counterparty or issuer.

         9.1 LIMITATIONS OF PERFORMANCE. The Custodian shall not be responsible under this Agreement for any failure to perform its duties, and shall not be liable hereunder for any loss or damage in association with such failure to perform, for or in consequence of the following causes:

                                       16

                           9.1.1 FORCE MAJEURE. FORCE MAJEURE shall mean any
                  circumstance or event which is beyond the reasonable control of the Custodian, a Subcustodian or any agent of the Custodian or a Subcustodian and which adversely affects the performance by the Custodian of its obligations hereunder, by the
                  Subcustodian of its obligations under its Subcustody Agreement or by any other agent of the Custodian or the Subcustodian, including any event caused by, arising out of or involving (a)
                  an act of God, (b) accident, fire, water damage or explosion,
                  (c) any computer, system or other equipment failure or
                  malfunction caused by any computer virus or the malfunction or failure of any communications medium, (d) any interruption of the power supply or other utility service, (e) any strike or other work stoppage, whether partial or total, (f) any delay or disruption resulting from or reflecting the occurrence of any Sovereign Risk, (g) any disruption of, or suspension of trading in, the securities, commodities or foreign exchange markets, whether or not resulting from or reflecting the
                  occurrence of any Sovereign Risk, (h) any encumbrance on the transferability of a currency or a currency position on the actual settlement date of a foreign exchange transaction,
                  whether or not resulting from or reflecting the occurrence of any Sovereign Risk, or (i) any other cause similarly beyond the reasonable control of the Custodian.

                           9.1.2 COUNTRY RISK. COUNTRY RISK shall mean, with
                  respect to the acquisition, ownership, settlement or custody of Investments in a jurisdiction, all risks relating to, or arising in consequence of, systemic and markets factors
                  affecting the acquisition, payment for or ownership of
                  Investments including (a) the prevalence of crime and
                  corruption, (b) the inaccuracy or unreliability of business and financial information, (c) the instability or volatility of banking and financial systems, or the absence or inadequacy of an infrastructure to support such systems, (d) custody and settlement infrastructure of the market in which such
                  Investments are transacted and held, (e) the acts, omissions and operation of any Securities Depository, (f) the risk of the bankruptcy or insolvency of banking agents, counterparties to cash and securities transactions, registrars or transfer agents, and (g) the existence of market conditions which
                  prevent the orderly execution or settlement of transactions or which affect the value of assets.

                    9.1.3 SOVEREIGN RISK. SOVEREIGN RISK shall mean, in respect of any jurisdiction, including the United States of America, where Investments are acquired or held hereunder or under a
                  Subcustody Agreement, (a) any act of war, terrorism, riot, insurrection or civil commotion, (b) the imposition of any investment, repatriation or exchange control restrictions by any Governmental Authority, (c) the confiscation,
                  expropriation or nationalization of any Investments by any
                  Governmental Authority, whether de facto or de jure, (iv) any devaluation or revaluation of the currency, (d) the imposition of taxes, levies or other charges affecting Investments, (vi)
                  any change in the Applicable Law, or (e) any other economic or political risk incurred or experienced beyond the Custodian's control.

         9.2. LIMITATIONS ON LIABILITY. The Custodian shall not be liable for any loss,  claim,  damage or other liability arising from the following causes:

                           9.2.1 FAILURE OF THIRD PARTIES. The failure of any
                  third party including: (a) any issuer of Investments or
                  book-entry or other agent of an issuer; (b) any counterparty with respect to any Investment, including any issuer of
                  exchange-traded or other futures, option, derivative or
                  commodities contract; (c) failure of an Investment Adviser,
                  Foreign Custody Manager (if not the Custodian) or other agent of the Fund; or (d) failure of other third parties similarly beyond the control or choice of the Custodian.

                           9.2.2 INFORMATION SOURCES. The Custodian may rely
                  upon information received from issuers of Investments or
                  agents of such issuers, information received from
                  Subcustodians and from other commercially reasonable sources such as commercial data bases and the like, but shall not be responsible for specific inaccuracies in such information, provided that the Custodian has, complied with its standard of care under this Agreement and relied upon such information in good faith, or for the failure of any commercially reasonable information provider.

                                       17

                           9.2.3 RELIANCE ON INSTRUCTION. Action by the
                  Custodian or the Subcustodian in accordance with an
                  Instruction, even when such action conflicts with, or is
                  contrary to any provision of, the Fund's Declaration of Trust,
                  Certificate of Trust By-laws, Applicable Law, or actions by the trustees, directors or shareholders of the Fund.

                           9.2.4 RESTRICTED SECURITIES. The limitations inherent
                  in the rights, transferability or similar investment
                  characteristics of a given Investment of the Fund.

10. INDEMNIFICATION. The Fund hereby indemnifies the Custodian and each
Subcustodian, and their respective agents, nominees and the partners, employees, officers and directors, and agrees to hold each of them harmless from and against all claims and liabilities, including counsel fees and taxes, incurred or assessed against any of them in connection with the performance of this
Agreement and any Instruction, except such as may arise from its or any of its agent's breach of the relevant standard of care set forth in this Agreement. If a Subcustodian or any other person indemnified under the preceding sentence gives written notice of a claim to the Custodian, the Custodian shall promptly give written notice to the Fund.

11.      REPORTS AND RECORDS.  The Custodian shall:

                  11.1 create and maintain records relating to the performance of its obligations under this Agreement and as required by the 1940 Act and rules and regulations thereunder and under applicable federal and state laws. All such records shall be the property of the Fund and, in the event of the termination of this Agreement, shall be delivered to the successor custodian;

                  11.2 make available to the Fund, its auditors, counsel, agents and employees, during regular business hours of the Custodian, upon reasonable request , all records maintained by the Custodian pursuant to paragraph 11.1 above, subject, however, to all reasonable security requirements of the Custodian then applicable to the records of its custody customers generally; and

                  11.3 make available to the Fund all Electronic Reports; it being understood that the Custodian shall not be liable hereunder for the inaccuracy or incompleteness thereof or for errors in any information included therein.

12.      MISCELLANEOUS.

         12.1 PROXIES, ETC. The Fund will promptly execute and deliver, upon request, such proxies, powers of attorney or other instruments as may be reasonable and necessary or desirable for the Custodian to provide, or to cause

                                       18

any Subcustodian to provide, in its performance of custody services.

         12.2 ENTIRE AGREEMENT. Except as specifically provided herein, this
Agreement constitutes the entire agreement between each Fund listed from an
Appendix A hereto, as amended from time to time, severally and not jointly, and the Custodian with respect to the subject matter hereof. Accordingly, this
Agreement supersedes any custody agreement or other oral or written agreements heretofore in effect between the Fund and the Custodian with respect to the custody of the Fund's Investments. Appendix A may be amended by Pioneer
Investment Management, Inc. from time to time to add any additional Funds with the consent of the Custodian

         12.3 WAIVER AND AMENDMENT. No provision of this Agreement may be waived, amended or modified, and no addendum or appendix to this Agreement shall be or become effective, or be waived, amended or modified, except by an instrument in writing executed by the party against which enforcement of such waiver, amendment or modification is sought; provided, however, that an
Instruction shall, whether or not such Instruction shall constitute a waiver, amendment or modification for purposes hereof, be deemed to have been accepted by the Custodian when it commences actions pursuant thereto or in accordance therewith.

         12.4 GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH, AND BE GOVERNED BY THE LAWS OF, THE COMMONWEALTH OF
MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW OF SUCH STATE. THE
PARTIES HERETO IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE COURTS
OF THE COMMONWEALTH OF MASSACHUSETTS AND THE FEDERAL COURTS LOCATED IN THE
COMMONWEALTH OF MASSACHUSETTS.

         12.5 NOTICES. Notices and other writings contemplated by this
Agreement, other than Instructions, shall be delivered (a) by hand, (b) by first class registered or certified mail, postage prepaid, return receipt requested,
(c) by a nationally recognized overnight courier, or (d) by facsimile transmission, provided that any notice or other writing sent by facsimile transmission shall also be mailed, postage prepaid, to the party to whom such notice is addressed. All such notices shall be addressed, as follows:

                  If to the Fund:
                  c/o Pioneer Investment Management, Inc.
                  60 State Street
                  Boston, MA 02109
                  Attention: General Counsel
                  Telephone:  (617) 422-4980
                  Facsimile:  (617) 422-4223

                  and

                                       19

                  [Fund Name]
                  60 State Street
                  Boston, MA 02109
                  Attention: Vin____________ Treasurer
                  Telephone:  (781)
                  Facsimile:  (781)

                  If to the Custodian:

                  Brown Brothers Harriman & Co.
                  40 Water Street
                  Boston, Massachusetts 02109
                           Attn:  Manager, Securities Department
                  Telephone:        (617) 772-1818
                  Facsimile:        (617) 772-2263,

         or such other address as the Fund or the Custodian may have designated in writing to the other.

         12.6 HEADINGS. Paragraph headings included herein are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         12.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when one or more counterparts have been signed and delivered by the Fund and the Custodian.

         12.8 CONFIDENTIALITY. The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto shall be used by any other party hereto solely for the purpose of rendering or obtaining services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by or to any bank examiner of the Custodian or any Subcustodian, any
Regulatory Authority, any auditor of the parties hereto, or by judicial or administrative process or otherwise by Applicable Law.

         12.9 COUNSEL. In fulfilling its duties hereunder, the Custodian shall be entitled to receive and act upon the

                                       20

advice of (i) counsel regularly retained by the Custodian in respect of such matters, (ii) counsel for the Fund or (iii) such counsel as the Fund and the Custodian may agree upon, with respect to all matters, and the Custodian shall be without liability for any action reasonably taken or omitted pursuant to such advice.

         12.10 CONFLICT. Nothing contained in this Agreement shall prevent the
Custodian and its associates from (i) dealing as a principal or an intermediary in the sale, purchase or loan of the Fund's Investments to, or from the
Custodian or its associates; (ii) acting as a custodian, a subcustodian, a trustee, an agent, securities dealer, an investment manager or in any other capacity for any other client whose interests may be adverse to the interests of the Fund; or (iii) buying, holding, lending, and dealing in any way in any assets for the benefit of its own account, or for the account of any other client whose interests may be adverse to the Fund notwithstanding that the same or similar assets may be held or dealt in by, or for the account of the Fund by the Custodian. The Fund hereby voluntarily consents to, and waives any potential conflict of interest between the Custodian and/or its associates and the Fund, and agrees that:
                (a) the Custodian's and/or its associates' engagement in
                    any such transaction shall not disqualify the Custodian
                    from continuing to perform as the custodian of the Fund
                    under this Agreement;
                (b) the Custodian and/or its associates shall not be under any duty to disclose any information in connection with any such transaction to the Fund;

                (c) the Custodian and/or its associates shall not be liable to account to the Fund for any profits or benefits made or
                    derived by or in connection with any such transaction; and

                (d) the Fund shall use all reasonable efforts to disclose
                    this provision, among other provisions in this
                    Agreement, to its shareholders.

13. DEFINITIONS. The following defined terms will have the respective meanings set forth below.

         13.1 ADVANCE shall mean any extension of credit by or through the
Custodian or by or through any Subcustodian and shall include amounts paid to third parties for account of the Fund or in discharge of any expense, tax or other item payable by the Fund.

         13.2 AGENCY ACCOUNT(S) shall mean any deposit account opened on the books of a Subcustodian or other banking institution in accordance with Section
7.1.
         13.3 AGENT(S) shall have the meaning set forth in the last sentence of
Section 6.

         13.4 APPLICABLE LAW shall mean with respect to each jurisdiction, all
(a) laws, statutes, treaties, regulations, guidelines (or their equivalents);
(b) orders, interpretations licenses and permits; and (c) judgments, decrees, injunctions

                                       21

writs, orders and similar actions by a court of competent
jurisdiction; compliance with which is required or customarily observed in such jurisdiction.

         13.5 AUTHORIZED PERSON(S) shall mean any person or entity authorized to give Instructions on behalf of the Fund in accordance with Section 4.1.

         13.6 BOOK-ENTRY AGENT(S) shall mean an entity acting as agent for the issuer of Investments for purposes of recording ownership or similar entitlement to Investments, including without limitation a transfer agent or registrar.

         13.7 CLEARING CORPORATION shall mean any entity or system established for purposes of providing securities settlement and movement and associated functions for a given market.

         13.8 DELEGATION AGREEMENT shall mean any separate agreement entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the appointment and administration of
Subcustodians delegated to the Custodian pursuant to Rule 17f-5. 13.9 FOREIGN
CUSTODY MANAGER shall mean the Fund's foreign custody manager appointed pursuant to Rule 17f-5 of the 1940 Act.

         13.10 FOREIGN FINANCIAL REGULATORY AUTHORITY shall have the meaning given by Section 2(a)(50) of the 1940 Act.

         13.11 FUNDS TRANSFER SERVICES SCHEDULE shall mean any separate schedule entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the processing of payment orders from
Principal Accounts of the Fund.

         13.12 GLOBAL CUSTODY NETWORK LISTING shall mean the Countries and
Subcustodians  approved  for Investments in non-U.S. Markets.

         13.13    INSTRUCTION(S) shall have the meaning assigned in Section 4.

         13.14 INVESTMENT ADVISER shall mean any person or entity who is an
Authorized Person to give Instructions with respect to the investment and reinvestment of the Fund's Investments.

         13.15 INVESTMENT(S) shall mean any investment asset of the Fund, including without limitation securities, bonds, notes, and debentures as well as receivables, derivatives, contractual rights or entitlements and other intangible assets.

         13.16 MARGIN ACCOUNT shall have the meaning set forth in Section 6.4 hereof.

         13.17 PRINCIPAL ACCOUNT(S) shall mean deposit accounts of the Fund carried on the books of BBH&Co. as principal in accordance with Section 7.

                                       22

         13.18 SAFEKEEPING ACCOUNT shall mean an account established on the books of the Custodian or any Subcustodian for purposes of segregating the interests of the Fund (or clients of the Custodian or Subcustodian) from the assets of the Custodian or any Subcustodian.

         13.19 SECURITIES DEPOSITORY shall mean a central or book entry system or agency established under Applicable Law for purposes of recording the ownership and/or entitlement to investment securities for a given market that, if a foreign Securities Depository, meets the definitional requirements of Rule
17f-7 under the 1940 Act.

         13.20 SUBCUSTODIAN(S) shall mean each foreign bank appointed by the
Custodian pursuant to Section 8, but shall not include Securities Depositories.

         13.21 TRI-PARTY AGREEMENT shall have the meaning set forth in
Section 6.4 hereof.

         13.22 1940 ACT shall mean the Investment Company Act of 1940, as amended..

14. COMPENSATION.  The Fund agrees to pay to the Custodian (a) a fee in an amount set forth in the fee letter between the Fund and the Custodian in effect on the date hereof or as amended from time to time, and (b) all out-of-pocket expenses incurred by the Custodian in connection with this
Agreement, including the fees and expenses of all Subcustodians, and payable from time to time. Amounts payable by the Fund under and pursuant to this
Section 14 shall be payable by wire transfer to the Custodian at BBH&Co. in New
York, New York.

15. TERMINATION. This Agreement may be terminated by either party in accordance with the provisions of this Section. The provisions of this Agreement and any other rights or obligations incurred or accrued by any party hereto prior to termination of this Agreement shall survive any termination of this Agreement.

         15.1 NOTICE AND EFFECT. This Agreement may be terminated by either party by written notice effective no sooner than seventy-five (75) consecutive calendar days following the date that notice to such effect shall be delivered to other party at its address set forth in paragraph 12.5 hereof.

         15.2 SUCCESSOR CUSTODIAN. In the event of the appointment of a successor custodian, it is agreed that the Investments of the Fund held by the
Custodian or any Subcustodian shall be delivered to the successor custodian in

                                       23

accordance with reasonable Instructions. The Custodian agrees to cooperate with the Fund in the execution of documents and performance of other actions necessary or desirable in order to facilitate the succession of the new custodian. If no successor custodian shall be appointed, the Custodian shall in like manner transfer the Fund's Investments in accordance with Instructions.

         IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be duly executed as of the date first above written.

BROWN BROTHERS HARRIMAN & CO.            EACH FUND LISTED ON APPENDIX A HERETO,
SEVERALLY AND NOT JOINTLY

By: /s/ Stokley P. Towles                By: /s/ David D. Tripple

Name: Stokley P. Towles                  Name:  David D. Tripple
Title: Partner                           Title:  Executive Vice President of
                                                 each Fund
Date: August 20, 2001                    Date:

                                       24

             FUNDS TRANSFER SERVICES SCHEDULE TO CUSTODIAN AGREEMENT

1. EXECUTION OF PAYMENT ORDERS. Brown Brothers Harriman & Co. (the Custodian) is
hereby instructed by Pioneer Investment Management, Inc. (the Company) to
execute each payment order, whether denominated in United States dollars or other applicable currencies, received by the Custodian in the Company's name as sender and authorized and confirmed by an Authorized Person as defined in a
Custodian Agreement dated as of July 1, 2001 by and between the Custodian and the Company, as amended or restated from time thereafter (the Agreement), provided that the Company has sufficient available funds on deposit in a
Principal Account as defined in the Agreement and provided that the order (i) is received by the Custodian in the manner specified in this Funds Transfer
Services Schedule or any amendment hereafter; (ii) complies with any written instructions and restrictions of the Company as set forth in this Funds Transfer
Services Schedule or any amendment hereafter; (iii) is authorized by the Company or is verified by the Custodian in compliance with a security procedure set forth in Paragraph 2 below for verifying the authenticity of a funds transfer communication sent to the Custodian in the name of the Company or for the detection of errors set forth in any such communication; and (iv) contains sufficient data to enable the Custodian to process such transfer.

2. SECURITY PROCEDURE. The Company hereby elects to use the procedure selected below as its security procedure (the Security Procedure). The Security Procedure will be used by the Custodian to verify the authenticity of a payment order or a communication amending or canceling a payment order. The Custodian will act on instructions received provided the instruction is authenticated by the Security
Procedure. The Company agrees and acknowledges in connection with (i) the size, type and frequency of payment orders normally issued or expected to be issued by the Company to the Custodian, (ii) all of the security procedures offered to the
Company by the Custodian, and (iii) the usual security procedures used by customers and receiving banks similarly situated, that authentication through the Security Procedure shall be deemed commercially reasonable for the authentication of all payment orders submitted to the Custodian. The Company hereby elects (PLEASE CHOOSE ONE) the following Security Procedure as described below:

     [ ]  BIDS AND BIDS WORLDVIEW PAYMENT PRODUCTS. BIDS and BIDS Worldview
          Payment Products, are on-line payment order authorization facilities with built-in authentication procedures. The Custodian and the Company shall each be responsible for maintaining the confidentiality of passwords or other codes to be used by them in connection with BIDS.
          The Custodian will act on instructions received through BIDS without duty of further confirmation unless the Company notifies the Custodian that its password is not secure.

     [X]  SWIFT. Primary Method the Custodian and the Company shall comply with SWIFT's authentication procedures. The Custodian will act on instructions received via SWIFT provided the instruction is authenticated by the SWIFT system.

     [ ]  TESTED TELEX. The Custodian will accept payment orders sent by tested telex, provided the test key matches the algorithmic key the
          Custodian and Company have agreed to use.

     [ ]  COMPUTER TRANSMISSION. The Custodian is able to accept transmissions sent from the Company's computer facilities to the Custodian's computer facilities provided such transmissions are encrypted and digitally certified or are otherwise authenticated in a reasonable manner based on available technology. Such procedures shall be established in an operating protocol between the Custodian and the
          Company.

     [X]  TELEFAX INSTRUCTIONS. Back-Up Method A payment order transmitted to the Custodian by telefax transmission shall transmitted by the
          Company to a telephone number specified from time to time by the
          Custodian for such purposes. If it detects no discrepancies, the
          Custodian will then either:

                1. If the telefax requests a repetitive payment order,
                   the Custodian may call the Company at its last known
                   telephone number, request to speak to the Company or
                   Authorized Person, and confirm the authorization and
                   the details of the payment order (a "Callback"); or

                2. If the telefax requests a non-repetitive order, the Custodian will perform a Callback.

          All faxes must be accompanied by a fax cover sheet which indicates the sender's name, company name, telephone number, fax number, number of pages, and number of transactions or instructions attached.

                                       25

     [ ]  TELEPHONIC. Alternative Back-Up Method A telephonic payment order shall be called into the Custodian at the telephone number designated from time to time by the Custodian for that purpose. The caller shall identify herself/himself as an Authorized Person. The Custodian shall obtain the payment order data from the caller. The Custodian shall then:

                1. If a telephonic repetitive payment order, the Custodian may perform a Callback; or

                2.  If a telephonic non-repetitive payment order, the Custodian will perform a Callback.

In the event the Company chooses a procedure which is not a Security Procedure as described above, the Company agrees to be bound by any payment order (whether or not authorized) issued in its name and accepted by the Custodian in compliance with the procedure selected by the Company.

3. REJECTION OF PAYMENT ORDERS. The Custodian shall give the Company timely notice of the Custodian's rejection of a payment order. Such notice may be given in writing or orally by telephone, each of which is hereby deemed commercially reasonable. In the event the Custodian fails to execute a properly executable payment order and fails to give the Company notice of the Custodian's non-execution, the Custodian shall be liable only for the Company's actual damages and only to the extent that such damages are recoverable under UCC 4A
(as defined in Paragraph 7 below). Notwithstanding anything in this Funds
Transfer Services Schedule and the Agreement to the contrary, the Custodian shall in no event be liable for any consequential or special damages under this
Funds Transfer Services Schedule, whether or not such damages relate to services covered by UCC 4A, even if the Custodian has been advised of the possibility of such damages. Whenever compensation in the form of interest is payable by the
Custodian to the Company pursuant to this Funds Transfer Services Schedule, such compensation will be payable at the rate specified in UCC 4A.

4. CANCELLATION OF PAYMENT ORDERS. The Company may cancel a payment order but the Custodian shall have no liability for the Custodian's failure to act on a cancellation instruction unless the Custodian has received such cancellation instruction at a time and in a manner affording the Custodian reasonable opportunity to act prior to the Custodian's execution of the order. Any cancellation shall be sent and confirmed in the manner set forth in Paragraph 2 above.

5. RESPONSIBILITY FOR THE DETECTION OF ERRORS AND UNAUTHORIZED PAYMENT ORDERS.
Except as may be provided, the Custodian is not responsible for detecting any
Company error contained in any payment order sent by the Company to the
Custodian. In the event that the Company's payment order to the Custodian either
(i) identifies the beneficiary by both a name and an identifying or bank account number and the name and number identify different persons or entities, or (ii)
identifies any bank by both a name and an identifying number and the number identifies a person or entity different from the bank identified by name, execution of the payment order, payment to the beneficiary, cancellation of the payment order or actions taken by any bank in respect of such payment order may be made solely on the basis of the number. The Custodian shall not be liable for interest on the amount of any payment order that was not authorized or was erroneously executed unless the Company so notifies the Custodian within thirty
(30) business days following the Company's receipt of notice that such payment order had been processed. If a payment order in the name of the Company and accepted by the Custodian was not authorized by the Company, the liability of the parties will be governed by the applicable provisions of UCC 4A.

6. LAWS AND REGULATIONS. The rights and obligations of the Custodian and the
Company with respect to any payment order executed pursuant to this Funds
Transfer Services Schedule will be governed by any applicable laws, regulations, circulars and funds transfer system rules, the laws and regulations of the
United States of America and of other relevant countries including exchange control regulations and limitations on dealings or other sanctions, and including without limitation those sanctions imposed under the law of the United
States of America by the Office of Foreign Assets Control. Any taxes, fines, costs, charges or fees imposed by relevant authorities on such transactions shall be for the account of the Company.

7. MISCELLANEOUS. All accounts opened by the Company or its authorized agents at the Custodian subsequent to the date hereof shall be governed by this Funds
Transfer Schedule. All terms used in this Funds Transfer Services Schedule shall have the meaning set forth in Article 4A of the Uniform Commercial Code as currently in effect in the State of New York (UCC 4A) unless otherwise set forth herein. The terms and conditions of this Funds Transfer Services Schedule are in addition to, and do not modify or otherwise affect, the terms and conditions of the Agreement and any other agreement or arrangement between the parties hereto.

                                       26

8. INDEMNIFICATION.  The Custodian does not recommend the sending of instructions by telefax or telephonic means as provided in Paragraph 2. BY
ELECTING TO SEND INSTRUCTIONS BY TELEFAX OR TELEPHONIC MEANS, THE COMPANY AGREES
TO INDEMNIFY THE CUSTODIAN AND ITS PARTNERS, OFFICERS AND EMPLOYEES FOR ALL
LOSSES THEREFROM.

                  ---------------------------------------------

        OPTIONAL: The Custodian will perform a Callback if instructions are sent by telefax or telephonic means as provided in Paragraph 2. THE COMPANY
        MAY, AT ITS OWN RISK AND BY HEREBY AGREEING TO INDEMNIFY THE CUSTODIAN
        AND ITS PARTNERS, OFFICERS AND EMPLOYEES FOR ALL LOSSES THEREFROM OTHER
        THAN LOSSES RESULTING FROM THE CUSTODIANS OWN NEGLIGENCE OR WILLFUL
        DEFAULT, ELECT TO WAIVE A CALLBACK BY THE CUSTODIAN BY INITIALLING
        HERE:____

                  ---------------------------------------------

        Pioneer Investment Management, Inc. is a member of the UniCredit Italian
Banking Group, register of banking groups.

Accepted and agreed:

BROWN BROTHERS HARRIMAN & CO.               EACH OF THE FUNDS LISTED ON
                                            APPENDIX A HERETO,  AS AMENDED FROM
                                            TIME TO TIME

By: /s/ Stokley P. Towles                   By: /s/ David D. Tripple
Name: Stokley P. Towles                     Name:  David D. Tripple
Title: Partner                              Title:  Executive Vice President
Date: August 20, 2001                       Date:

                                       27

                            17F-5 DELEGATION SCHEDULE

         By its execution of this Delegation Schedule dated as of July 1, 2001.
Each Fund listed on Appendix A hereto, as amended from time to time, severally and not jointly, each of which is a management investment company registered with the Securities and Exchange Commission (the "Commission") under the
Investment Company Act of 1940, as amended, (the "1940 Act"), acting through its
Board of Trustees or its duly appointed representative (each a "Fund"), hereby appoints BROWN BROTHERS HARRIMAN & CO., a New York limited partnership with an office in Boston, Massachusetts (the "Delegate") as its delegate to perform certain functions with respect to the custody of Fund's Assets outside the
United States.

1. MAINTENANCE OF FUND'S ASSETS ABROAD. The Fund, acting through its Board of
Trustees or its duly authorized representative, hereby instructs Delegate pursuant to the terms of the Custodian Agreement dated as of the date hereof executed by and between the Fund and the Delegate (the "Custodian Agreement") to
place and maintain the Fund's Assets in countries outside the United States in accordance with Instructions received from the Fund's Investment Adviser. Such instruction shall represent a Proper Instruction under the terms of the
Custodian Agreement. The Fund acknowledges that: (a) the Delegate shall perform services hereunder only with respect to the countries where it accepts delegation as Foreign Custody Manager as indicated on your Global Custody
Network Listing; (b) depending on conditions in the particular country, advance notice may be required before the Delegate shall be able to perform its duties hereunder in or with respect to such country (such advance notice to be reasonable in light of the specific facts and circumstances attendant to performance of duties in such country); and (c) nothing in this Delegation
Schedule shall require the Delegate to provide delegated or custodial services in any country, and there may from time to time be countries as to which the
Delegate determines it will not provide delegation services.

2. DELEGATION. Pursuant to the provisions of Rule 17f-5 under the 1940 Act as amended, the Board hereby delegates to the Delegate, and the Delegate hereby accepts such delegation and agrees to

                                       1

perform, only those duties set forth in this Delegation Schedule concerning the safekeeping of the Fund's Assets in each of the countries as to which it acts as the Board's delegate. The Fund appoints the Delegate as the Fund's
"Foreign Custody Manager" as such term is used in Rule 17f-5 under the 1940 Act.
The Delegate is hereby authorized to take such actions on behalf of or in the name of the Fund as are reasonably required to discharge its duties under this
Delegation Schedule, including, without limitation, to cause the Fund's Assets to be placed with a particular Eligible Foreign Custodian in accordance herewith.

3. SELECTION OF ELIGIBLE FOREIGN CUSTODIAN AND CONTRACT ADMINISTRATION. The
Delegate shall perform the following duties with respect to the selection of
Eligible Foreign Custodians and administration of certain contracts governing the Fund's foreign custodial arrangements:

              (a) SELECTION OF ELIGIBLE FOREIGN CUSTODIAN. The Delegate shall place and maintain the Fund's Assets with an Eligible Foreign Custodian;
PROVIDED that the Delegate shall have determined that the Fund's Assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market after considering all factors relevant to the safekeeping of such assets including without limitation:

              (i)   The Eligible Foreign Custodian's practices, procedures, and internal controls, including, but not limited to, the physical protections available for certificated securities (if applicable), the controls and procedures for dealing with any Securities Depository, the method of keeping custodial records, and the security and data protection practices;
              (ii)  Whether the Eligible Foreign Custodian has the requisite financial  strength to provide reasonable care for the Fund's Assets;
              (iii) The Eligible Foreign Custodian's general reputation and standing; and
              (iv)  Whether the Fund will have jurisdiction over and be able to enforce judgments against the Eligible Foreign Custodian, such as by virtue of the existence of any offices of such Eligible Foreign
         Custodian in the United States or such Eligible Foreign Custodian's appointment of an agent for service of process in the United States or consent to jurisdiction in the United States.

              (b) CONTRACT ADMINISTRATION. The Delegate shall cause that the foreign custody arrangements with an Eligible Foreign Custodian shall be governed by a written contract that the Delegate

                                       2

has determined will provide reasonable care for Fund assets based on the standards specified in paragraph (c)(1) of Rule 17f-5 under the 1940 Act . Each such contract shall, except as set forth in the last paragraph of this subsection (b), include provisions that provide:

              (i)   For indemnification or insurance arrangements (or any
         combination of the foregoing) that will adequately protect the Fund against the risk of loss of assets held in accordance with such contract;
              (ii)  That the Fund's Assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the
         Eligible Foreign Custodian or its creditors except a claim of payment for their safe custody or administration or, in the case of cash deposits, liens or rights in favor of creditors of such Custodian arising under bankruptcy, insolvency or similar laws;
              (iii) That beneficial ownership of the Fund's Assets will be freely transferable without the payment of money or value other than for safe custody or administration;
              (iv)  That adequate records will be maintained identifying the
         Fund's Assets as belonging to the Fund or as being held by a third party for the benefit of the Fund;
              (v)   That the Fund's independent public accountants will be given access to those records described in (iv) above or confirmation of the contents of such records; and
              (vi)  That the Delegate will receive sufficient and timely periodic reports with respect to the safekeeping of the Fund's Assets, including, but not limited to, notification of any transfer to or from the Fund's account or a third party account containing the Fund's
         Assets.

         Such contract may contain, in lieu of any or all of the provisions specified in this Section 3 (b), such other provisions that the
         Delegate determines will provide, in their entirety, the same or a greater level of care and protection for the Fund's Assets as the specified provisions, in their entirety.

         (c) LIMITATION TO DELEGATED SELECTION. Notwithstanding anything in this
Delegation Schedule to the contrary, the duties under this Section 3 shall apply only to Eligible Foreign Custodians selected by the Delegate and shall not apply to Securities Depositories or to any Eligible Foreign Custodian that the
Delegate is directed to use pursuant to Section 7.

4. MONITORING. The Delegate shall establish a system to monitor at reasonable

                                       3

intervals (but at least annually) the appropriateness of maintaining the Fund's
Assets with each Eligible Foreign Custodian that has been selected by the
Delegate pursuant to Section 3 of this Delegation Schedule. The Delegate shall monitor the continuing appropriateness of placement of the Fund's Assets in accordance with the criteria established under Section 3(a) of this Delegation
Schedule. The Delegate shall monitor the continuing appropriateness of the contract governing the Fund's arrangements in accordance with the criteria established under Section 3(b) of this Delegation Schedule.

5. REPORTING. At least annually and more frequently as mutually agreed between the parties, the Delegate shall provide to the Board written reports specifying placement of the Fund's Assets with each Eligible Foreign Custodian selected by the Delegate pursuant to Section 3 of this Delegation Schedule and shall promptly report as to any material changes to such foreign custody arrangements.
Delegate will prepare such a report with respect to any Eligible Foreign
Custodian that the Delegate has been instructed to use pursuant to Section 7 only to the extent specifically agreed with respect to the particular situation.

6. WITHDRAWAL OF FUND'S ASSETS. If the Delegate determines that an arrangement with a specific Eligible Foreign Custodian selected by the Delegate under
Section 3 of this Delegation Schedule no longer meets the requirements of said
Section, Delegate shall withdraw the Fund's Assets from the non-complying arrangement as soon as reasonably practicable; PROVIDED, however, that if in the reasonable judgment of the Delegate, such withdrawal would require liquidation of any of the Fund's Assets or would materially impair the liquidity, value or other investment characteristics of the Fund's Assets, it shall be the duty of the Delegate to provide information regarding the particular circumstances and to act only in accordance with Proper Instructions with respect to such liquidation or other withdrawal.

7. DIRECTION AS TO ELIGIBLE FOREIGN CUSTODIAN. Notwithstanding this Delegation
Schedule, the Fund, acting through its Board, its Investment Adviser or its other authorized representative, may direct the Delegate to place and maintain the Fund's Assets with a particular Eligible Foreign Custodian, including without limitation with respect to investment in countries as to which the
Custodian will not provide delegation services. In such event, the Delegate shall be entitled to rely on any such instruction as a Proper Instruction under the terms of the Custodian Agreement and shall have no duties under this
Delegation Schedule with respect to such arrangement save those that it may undertake specifically in writing with respect to each particular instance.

                                       4

8. STANDARD OF CARE. In carrying out its duties under this Delegation Schedule, the Delegate agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for safekeeping the Fund's Assets would exercise.

9. REPRESENTATIONS.The Delegate hereby represents and warrants that it is a U.S.
Bank and that this Delegation Schedule has been duly authorized, executed and delivered by the Delegate and is a legal, valid and binding agreement of the
Delegate.

              The Fund hereby represents and warrants that its Board of Trustees has determined that it is reasonable to rely on the Delegate to perform the delegated responsibilities provided for herein and that this Delegation Schedule has been duly authorized, executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund.

10. EFFECTIVENESS; TERMINATION. This Delegation Schedule shall be effective as of the date on which this Delegation Schedule shall have been accepted by the
Delegate, as indicated by the date set forth below the Delegate's signature.
This Delegation Schedule may be terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Such termination shall be effective on the 30th day following the date on which the non-terminating party shall receive the foregoing notice. The foregoing to the contrary notwithstanding, this Delegation Schedule shall be deemed to have been terminated concurrently with the termination of the Custodian Agreement.

11. NOTICES.Notices and other communications under this Delegation Schedule are to be made in accordance with the arrangements designated for such purpose under the Custodian Agreement unless otherwise indicated in a writing referencing this
Delegation Schedule and executed by both parties.

12. DEFINITIONS. Capitalized terms in this Delegation Schedule have the following meanings:

              a. ELIGIBLE FOREIGN CUSTODIAN - shall have the meaning set forth in Rule 17f-5(a)(1) and shall also include a U.S. Bank.

              b. FUND'S ASSETS - shall mean any of the Fund's investments
              (including foreign currencies) for which the primary market is outside the United States, and such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments.

                                       5

              c. PROPER INSTRUCTIONS - shall have the meaning set forth in the
              Custodian Agreement.

              d. SECURITIES DEPOSITORY - shall have the meaning set forth in
              Rule 17f-7.

              e.  SOVEREIGN  RISK - shall have the meaning set forth in
              Section [6.3] of the Custodian Agreement.

              f . U.S. BANK - shall mean a bank which qualifies to serve as a custodian of assets of investment companies under Section 17(f) of the Act.

13. GOVERNING LAW AND JURISDICTION. This Delegation Schedule shall be construed in accordance with the laws of the Commonwealth of Massachusetts. The parties hereby submit to the exclusive jurisdiction of the Federal courts sitting in the
Commonwealth of Massachusetts or of the state courts of such Commonwealth.

14. FEES. Delegate shall perform its functions under this Delegation Schedule for the compensation determined under the Custodian Agreement.

15. INTEGRATION. This Delegation Schedule sets forth all of the Delegate's duties with respect to the selection and monitoring of Eligible Foreign
Custodians, the administration of contracts with Eligible Foreign Custodians, the withdrawal of assets from Eligible Foreign Custodians and the issuance of reports in connection with such duties. The terms of the Custodian Agreement shall apply generally as to matters not expressly covered in this Delegation
Schedule, including dealings with the Eligible Foreign Custodians in the course of discharge of the Delegate's obligations under the Custodian Agreement.

                                       6

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.

BROWN BROTHERS HARRIMAN & CO.               EACH FUND LISTED ON APPENDIX A

By: /s/ Stokley P. Towles                   By: /s/ David D. Tripple

Name: Stokley P. Towles                     Name: David D. Tripple
Title: Partner                              Title: Executive Vice President

                                       7

                                   APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO

                            Dated as of July 1, 2001

The following is a list of Funds for which the Custodian shall serve under a
Custodian Agreement dated as of July 1, 2001.

                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY-INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                         PIONEER GLOBAL FINANCIALS FUND
                         PIONEER GLOBAL HEALTH CARE FUND
                          PIONEER GLOBAL TELECOMS FUND
                              PIONEER GROWTH SHARES
                             PIONEER HIGH YIELD FUND
                               PIONEER VALUE FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INDO-ASIA FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE-CAP VALUE FUND
                       PIONEER LIMITED MATURITY BOND FUND
                             PIONEER MICRO-CAP FUND
                              PIONEER MID-CAP FUND
                           PIONEER MID-CAP VALUE FUND
                           PIONEER REAL ESTATE SHARES
                        PIONEER SCIENCE & TECHNOLOGY FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX-FREE INCOME FUND
                            PIONEER TAX-MANAGED FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                       PIONEER EQUITY-INCOME VCT PORTFOLIO
                       PIONEER EUROPE SELECT VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO

                     PIONEER GLOBAL FINANCIALS VCT PORTFOLIO
                    PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO
                      PIONEER GLOBAL TELECOMS VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID-CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                    PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
                   PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                     PIONEER SWISS FRANC BOND VCT PORTFOLIO
                        PIONEER INTERNATIONAL EQUITY FUND

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on behalf of each such open-end management investment company.

Each of the open-end management     BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ David D. Trippel            By: /s/ D.A. Donahue
Name: David D. Tripple              Name: D.A. Donahue
Title: Executive Vice President     Title: Partner

                                   APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO

                           Dated as of August 21, 2001

The following is a list of Funds for which the Custodian shall serve under a
Custodian Agreement dated as of July 1, 2001.

                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY-INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                         PIONEER GLOBAL FINANCIALS FUND
                         PIONEER GLOBAL HEALTH CARE FUND
                          PIONEER GLOBAL TELECOMS FUND
                              PIONEER GROWTH SHARES
                             PIONEER HIGH YIELD FUND
                               PIONEER VALUE FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INDO-ASIA FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE-CAP VALUE FUND
                       PIONEER LIMITED MATURITY BOND FUND
                             PIONEER MICRO-CAP FUND
                              PIONEER MID-CAP FUND
                           PIONEER MID-CAP VALUE FUND
                           PIONEER REAL ESTATE SHARES
                        PIONEER SCIENCE & TECHNOLOGY FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX-FREE INCOME FUND
                            PIONEER TAX-MANAGED FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                       PIONEER EQUITY-INCOME VCT PORTFOLIO
                       PIONEER EUROPE SELECT VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO

                     PIONEER GLOBAL FINANCIALS VCT PORTFOLIO
                    PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO
                      PIONEER GLOBAL TELECOMS VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID-CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                    PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
                   PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                     PIONEER SWISS FRANC BOND VCT PORTFOLIO
                        PIONEER INTERNATIONAL EQUITY FUND
                             PIONEER LONG/SHORT FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                            PIONEER GLOBAL VALUE FUND

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on behalf of each such open-end management investment company.

Each of the open-end management     BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ David D. Tripple            By: /s/ D.A. Donahue
Name: David D. Tripple              Name: D.A. Donahue
Title: Executive Vice President     Title: Partner

                                   APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO

                          Dated as of November 13, 2001

The following is a list of Funds for which the Custodian shall serve under the

Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                         PIONEER GLOBAL FINANCIALS FUND
                         PIONEER GLOBAL HEALTH CARE FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                          PIONEER GLOBAL TELECOMS FUND
                            PIONEER GLOBAL VALUE FUND
                              PIONEER GROWTH SHARES
                             PIONEER HIGH YIELD FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INDO-ASIA FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL EQUITY FUND
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE CAP VALUE FUND
                       PIONEER LIMITED MATURITY BOND FUND
                             PIONEER LONG/SHORT FUND
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                           PIONEER REAL ESTATE SHARES
                        PIONEER SCIENCE & TECHNOLOGY FUND
                          PIONEER SMALL CAP VALUE FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                            PIONEER TAX MANAGED FUND
                               PIONEER VALUE FUND
                            PIONEER WORLD EQUITY FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO

                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                       PIONEER EUROPE SELECT VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                     PIONEER GLOBAL FINANCIALS VCT PORTFOLIO
                    PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO
                      PIONEER GLOBAL TELECOMS VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                    PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
                   PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                     PIONEER SWISS FRANC BOND VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on behalf of each such open-end management investment company.

Each of the open-end management           BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ Dorothy E. Bourassa               By: /s/ Stokley P. Towles
Name: Dorothy E. Bourassa                 Name: Stokley P. Towles
Title: Assistant [Secretary]              Title: Partner

                                   APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO

                          Dated as of December 14, 2001

The following is a list of Funds for which the Custodian shall serve under the Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                          PIONEER GLOBAL CONSUMERS FUND
                     PIONEER GLOBAL ENERGY & UTILITIES FUND
                         PIONEER GLOBAL FINANCIALS FUND
                         PIONEER GLOBAL HEALTH CARE FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                         PIONEER GLOBAL INDUSTRIALS FUND
                          PIONEER GLOBAL TELECOMS FUND
                            PIONEER GLOBAL VALUE FUND
                              PIONEER GROWTH SHARES
                             PIONEER HIGH YIELD FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL EQUITY FUND
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE CAP VALUE FUND
                             PIONEER LONG/SHORT FUND
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                           PIONEER REAL ESTATE SHARES
                        PIONEER SCIENCE & TECHNOLOGY FUND
                          PIONEER SMALL CAP VALUE FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                            PIONEER TAX MANAGED FUND
                               PIONEER VALUE FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO

                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                       PIONEER EUROPE SELECT VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                     PIONEER GLOBAL CONSUMERS VCT PORTFOLIO
                 PIONEER GLOBAL ENERGY & UTILITIES VCT PORTFOLIO
                     PIONEER GLOBAL FINANCIALS VCT PORTFOLIO
                    PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO
                    PIONEER GLOBAL INDUSTRIALS VCT PORTFOLIO
                      PIONEER GLOBAL TELECOMS VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                    PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
                   PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                     PIONEER SWISS FRANC BOND VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on behalf of each such open-end management investment company.

Each of the open-end management           BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ Dorothy E. Bourassa               By: /s/ Stokley P. Towles
Name: Dorothy E. Bourassa                 Name: Stokley P. Towles
Title: Assistant Secretary                Title: Partner

                                   APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO
                          Dated as of September 3, 2002

The following is a list of Funds for which the Custodian shall serve under the
Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                         PIONEER AGGRESSIVE GROWTH FUND
                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                            PIONEER CORE EQUITY FUND
                          PIONEER EMERGING GROWTH FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                            PIONEER GLOBAL VALUE FUND
                              PIONEER GROWTH SHARES
                            PIONEER HIGH INCOME TRUST
                             PIONEER HIGH YIELD FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL EQUITY FUND
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE CAP GROWTH FUND
                          PIONEER LARGE CAP VALUE FUND
                             PIONEER LONG/SHORT FUND
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                     PIONEER PROTECTED PRINCIPAL PLUS FUND
                           PIONEER REAL ESTATE SHARES
                        PIONEER SCIENCE & TECHNOLOGY FUND
                          PIONEER SMALL CAP GROWTH FUND
                          PIONEER SMALL CAP VALUE FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                               PIONEER VALUE FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO

                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                       PIONEER GLOBAL VALUE VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                   PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on behalf of each such open-end management investment company.

Each of the open-end management           BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ John F. Cogan, Jr.                By: /s/ Stokley P. Towles
Name: John F. Cogan, Jr.                      Name: Stokley P. Towles
Title: President                              Title: Partner

                                   APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO
                          Dated as of January 27, 2003

The following is a list of Funds for which the Custodian shall serve under the

Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                         PIONEER AGGRESSIVE GROWTH FUND
                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                            PIONEER CORE EQUITY FUND
                          PIONEER EMERGING GROWTH FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                            PIONEER GLOBAL VALUE FUND
                              PIONEER GROWTH SHARES
                            PIONEER HIGH INCOME TRUST
                             PIONEER HIGH YIELD FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL EQUITY FUND
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE CAP GROWTH FUND
                          PIONEER LARGE CAP VALUE FUND
                             PIONEER LONG/SHORT FUND
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                      PIONEER PROTECTED PRINCIPAL PLUS FUND
                    PIONEER PROTECTED PRINCIPAL PLUS FUND II
                           PIONEER REAL ESTATE SHARES
                          PIONEER SMALL CAP GROWTH FUND

                          PIONEER SMALL CAP VALUE FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                               PIONEER VALUE FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                       PIONEER GLOBAL VALUE VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                 PIONEER PROTECTED PRINCIPAL PLUS VCT PORTFOLIO
                     PIONER REAL ESTATE SHARES VCT PORTFOLIO
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on behalf of each such open-end management investment company.

Each of the open-end management           BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ Dorothy E. Bourassa               By: /s/ James R. Kent
Name: Dorothy E. Bourassa                 Name: James R. Kent

Title: Assistant Secretary                Title: Managing Director

                                   APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
                                      EACH
                 OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO
                            Dated as of July 8, 2003

The following is a list of Funds for which the
Custodian  shall serve under the  Custodian  Agreement  dated as of July 1, 2001
(the "Agreement"):

                         PIONEER AGGRESSIVE GROWTH FUND
                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                            PIONEER CORE EQUITY FUND
                          PIONEER EMERGING GROWTH FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                            PIONEER GLOBAL VALUE FUND
                              PIONEER GROWTH SHARES
                            PIONEER HIGH INCOME TRUST
                             PIONEER HIGH YIELD FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL EQUITY FUND
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE CAP GROWTH FUND
                          PIONEER LARGE CAP VALUE FUND
                             PIONEER LONG/SHORT FUND
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                      PIONEER PROTECTED PRINCIPAL PLUS FUND
                    PIONEER PROTECTED PRINCIPAL PLUS FUND II
                           PIONEER REAL ESTATE SHARES
                          PIONEER SMALL CAP GROWTH FUND
                          PIONEER SMALL CAP VALUE FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                               PIONEER VALUE FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                       PIONEER GLOBAL VALUE VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO

IN WITNESS  WHEREOF,  each of the parties  hereto has caused this Appendix to be executed in its name and on behalf of each such open-end  management  investment company.

Each of the open-end management         BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ Dorothy E. Bourassa               By: /s/ James R. Kent
Name: Dorothy E. Bourassa                 Name: James R. Kent

Title: Assistant Secretary                Title: Managing Director

                                   APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO
                         Dated as of September 29, 2003
The following is a list of Funds for which the Custodian shall serve under the
Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                            PIONEER CORE EQUITY FUND
                          PIONEER EMERGING GROWTH FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                              PIONEER GROWTH SHARES
                            PIONEER HIGH INCOME TRUST
                             PIONEER HIGH YIELD FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL EQUITY FUND
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE CAP GROWTH FUND
                             PIONEER LONG/SHORT FUND
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                      PIONEER PROTECTED PRINCIPAL PLUS FUND
                    PIONEER PROTECTED PRINCIPAL PLUS FUND II
                           PIONEER REAL ESTATE SHARES
                          PIONEER SMALL CAP VALUE FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                               PIONEER VALUE FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on behalf of each such open-end management investment company.

Each of the open-end management           BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ Dorothy E. Bourassa               By: /s/ James R. Kent
Name: Dorothy E. Bourassa                 Name: James R. Kent
Title: Secretary                          Title: Managing Director

                                   APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO
                           Dated as of October 1, 2003
The following is a list of Funds for which the Custodian shall serve under the
Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                            PIONEER CORE EQUITY FUND
                          PIONEER EMERGING GROWTH FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                              PIONEER GROWTH SHARES
                            PIONEER HIGH INCOME TRUST
                             PIONEER HIGH YIELD FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL EQUITY FUND
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE CAP GROWTH FUND
                             PIONEER LONG/SHORT FUND
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                      PIONEER PROTECTED PRINCIPAL PLUS FUND
                    PIONEER PROTECTED PRINCIPAL PLUS FUND II
                           PIONEER REAL ESTATE SHARES
                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                     PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                             PIONEER PAPP STOCK FUND
                   PIONEER PAPP SMALL AND MID CAP GROWTH FUND
                        PIONEER PAPP AMERICA ABROAD FUND
                      PIONEER PAPP AMERICA-PACIFIC RIM FUND
                          PIONEER SMALL CAP VALUE FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                               PIONEER VALUE FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on its behalf.

Each of the open-end management            BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ Dorothy E. Bourassa                By: /s/ James R. Kent
Name: Dorothy E. Bourassa                  Name: James R. Kent
Title: Secretary                           Title: Managing Director

                                   APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO
                          Dated as of December 11, 2003
The following is a list of Funds for which the Custodian shall serve under the
Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                          PIONEER EMERGING GROWTH FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                              PIONEER GROWTH SHARES
                            PIONEER HIGH INCOME TRUST
                             PIONEER HIGH YIELD FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL EQUITY FUND
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE CAP GROWTH FUND
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                      PIONEER PROTECTED PRINCIPAL PLUS FUND
                    PIONEER PROTECTED PRINCIPAL PLUS FUND II
                           PIONEER REAL ESTATE SHARES
                              PIONEER RESEARCH FUND
                           PIONEER SELECT EQUITY FUND
                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                     PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                             PIONEER PAPP STOCK FUND
                   PIONEER PAPP SMALL AND MID CAP GROWTH FUND
                        PIONEER PAPP AMERICA ABROAD FUND
                      PIONEER PAPP AMERICA-PACIFIC RIM FUND
                          PIONEER SMALL CAP VALUE FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                               PIONEER VALUE FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
                    PIONEER PAPP AMERICA ABROAD VCT PORTFOLIO
               PIONEER PAPP SMALL AND MID CAP GROWTH VCT PORTFOLIO
                        PIONEER PAPP STOCK VCT PORTFOLIO
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on its behalf.

Each of the open-end management            BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ Dorothy E. Bourassa                By: /s/ James R. Kent
Name: Dorothy E. Bourassa                  Name: James R. Kent
Title: Secretary                           Title: Managing Director

                                   APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO
                         Dated as of December 19, 2003

The following is a list of Funds for which the Custodian shall serve under the
Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                          PIONEER EMERGING GROWTH FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                              PIONEER GROWTH SHARES
                            PIONEER HIGH INCOME TRUST
                             PIONEER HIGH YIELD FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL EQUITY FUND
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE CAP GROWTH FUND
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                      PIONEER PROTECTED PRINCIPAL PLUS FUND
                    PIONEER PROTECTED PRINCIPAL PLUS FUND II
                           PIONEER REAL ESTATE SHARES
                              PIONEER RESEARCH FUND
                           PIONEER SELECT EQUITY FUND
                      PIONEER TAX ADVANTAGED BALANCED FUND
                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                     PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                             PIONEER PAPP STOCK FUND
                   PIONEER PAPP SMALL AND MID CAP GROWTH FUND
                        PIONEER PAPP AMERICA ABROAD FUND
                      PIONEER PAPP AMERICA-PACIFIC RIM FUND
                          PIONEER SMALL CAP VALUE FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                               PIONEER VALUE FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
                    PIONEER PAPP AMERICA ABROAD VCT PORTFOLIO
               PIONEER PAPP SMALL AND MID CAP GROWTH VCT PORTFOLIO
                        PIONEER PAPP STOCK VCT PORTFOLIO
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on its behalf.

Each of the open-end management            BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ Dorothy E. Bourassa               By: /s/ James R. Kent

Name: Dorothy E. Bourassa                  Name: James R. Kent
Title:   Secretary                         Title: Managing Director

                                   APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO
                         Dated as of January 30, 2004

The following is a list of Funds for which the Custodian shall serve under the
Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                          PIONEER EMERGING GROWTH FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                              PIONEER GROWTH SHARES
                            PIONEER HIGH INCOME TRUST
                             PIONEER HIGH YIELD FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL EQUITY FUND
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE CAP GROWTH FUND
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                      PIONEER PROTECTED PRINCIPAL PLUS FUND
                    PIONEER PROTECTED PRINCIPAL PLUS FUND II
                           PIONEER REAL ESTATE SHARES
                              PIONEER RESEARCH FUND
                           PIONEER SELECT EQUITY FUND
                      PIONEER TAX ADVANTAGED BALANCED TRUST
                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                     PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                             PIONEER PAPP STOCK FUND
                   PIONEER PAPP SMALL AND MID CAP GROWTH FUND

                        PIONEER PAPP AMERICA ABROAD FUND
                      PIONEER PAPP AMERICA-PACIFIC RIM FUND
                          PIONEER SMALL CAP VALUE FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                               PIONEER VALUE FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
                    PIONEER PAPP AMERICA ABROAD VCT PORTFOLIO
               PIONEER PAPP SMALL AND MID CAP GROWTH VCT PORTFOLIO
                        PIONEER PAPP STOCK VCT PORTFOLIO
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on its behalf.

Each of the open-end management            BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ Dorothy E. Bourassa               By: /s/ James R. Kent

Name: Dorothy E. Bourassa                  Name: James R. Kent
Title:   Secretary                         Title: Managing Director

                                   APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO
                            Dated as of March 2, 2004
The following is a list of Funds for which the Custodian shall serve under the
Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                          PIONEER EMERGING GROWTH FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                              PIONEER GROWTH SHARES
                            PIONEER HIGH INCOME TRUST
                             PIONEER HIGH YIELD FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL EQUITY FUND
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE CAP GROWTH FUND
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                      PIONEER PROTECTED PRINCIPAL PLUS FUND
                    PIONEER PROTECTED PRINCIPAL PLUS FUND II
                           PIONEER REAL ESTATE SHARES
                              PIONEER RESEARCH FUND
                           PIONEER SELECT EQUITY FUND
                            PIONEER SELECT VALUE FUND
                      PIONEER TAX ADVANTAGED BALANCED TRUST
                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                     PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                             PIONEER PAPP STOCK FUND
                   PIONEER PAPP SMALL AND MID CAP GROWTH FUND
                        PIONEER PAPP AMERICA ABROAD FUND
                      PIONEER PAPP AMERICA-PACIFIC RIM FUND
                          PIONEER SMALL CAP VALUE FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                               PIONEER VALUE FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
                 PIONEER PAPP AMERICA PACIFIC RIM VCT PORTFOLIO
               PIONEER PAPP SMALL AND MID CAP GROWTH VCT PORTFOLIO
                   PIONEER PAPP STRATEGIC GROWTH VCT PORTFOLIO
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on its behalf.

Each of the open-end management            BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ Dorothy E. Bourassa                By: /s/ James R. Kent
Name: Dorothy E. Bourassa                  Name: James R. Kent
Title: Secretary                           Title: Managing Director

 APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO
                            Dated as of August 4, 2004
The following is a list of Funds for which the Custodian shall serve under the
Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                          PIONEER AMERICA INCOME TRUST
                              PIONEER BALANCED FUND
                                PIONEER BOND FUND
                           PIONEER CASH RESERVES FUND
                          PIONEER EMERGING GROWTH FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                               PIONEER EUROPE FUND
                           PIONEER EUROPE SELECT FUND
                                  PIONEER FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                              PIONEER GROWTH SHARES
                            PIONEER HIGH INCOME TRUST
                             PIONEER HIGH YIELD FUND
                  PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
                    PIONEER IBBOTSON GROWTH ALLOCATION FUND
                   PIONEER IBBOTSON MODERATE ALLOCATION FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL EQUITY FUND
                        PIONEER INTERNATIONAL VALUE FUND
                          PIONEER LARGE CAP GROWTH FUND
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                      PIONEER PROTECTED PRINCIPAL PLUS FUND
                    PIONEER PROTECTED PRINCIPAL PLUS FUND II
                           PIONEER REAL ESTATE SHARES
                              PIONEER RESEARCH FUND
                           PIONEER SELECT EQUITY FUND
                            PIONEER SELECT VALUE FUND
                         PIONEER SHORT TERM INCOME FUND
                      PIONEER TAX ADVANTAGED BALANCED TRUST
                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                     PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                             PIONEER PAPP STOCK FUND
                   PIONEER PAPP SMALL AND MID CAP GROWTH FUND
                        PIONEER PAPP AMERICA ABROAD FUND
                      PIONEER PAPP AMERICA-PACIFIC RIM FUND
                          PIONEER SMALL CAP VALUE FUND
                           PIONEER SMALL COMPANY FUND
                          PIONEER STRATEGIC INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                               PIONEER VALUE FUND
                      PIONEER AMERICA INCOME VCT PORTFOLIO
                         PIONEER BALANCED VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                          PIONEER EUROPE VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
                 PIONEER PAPP AMERICA PACIFIC RIM VCT PORTFOLIO
               PIONEER PAPP SMALL AND MID CAP GROWTH VCT PORTFOLIO
                   PIONEER PAPP STRATEGIC GROWTH VCT PORTFOLIO
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on its behalf.

Each of the open-end management            BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By: /s/ Dorothy E. Bourassa                By: /s/ James R. Kent
Name: Dorothy E. Bourassa                  Name: James R. Kent
Title: Secretary                           Title: Managing Director